Exhibit 99.2

September 13, 2017 2016 Financial Results and Operational Update Craig E. Holmes Co-President, Co-CEO Tracy Pagliara Co-President, Co-CEO Erin Gonzalez CFO

Forward-Looking Statements 1 Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the term set forth in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements or expectations regarding the Company’s ability to comply with the terms of its debt instruments, the timing and the Company’s ability to file its 2017 financial results and ability to regain SEC reporting compliance, the timing or outcome of its strategic alternative initiatives with its products businesses, the expected timing of shipments, preliminary estimates of 2017 financial results, ability to strengthen the Services segment, impact of recent senior leadership changes, ability to list its shares on a national exchange, the expected timing of the Company’s next shareholder meeting and related matters. These statements reflect our current views of future events and financial performance and are subject to a number of risks and uncertainties, including our ability to comply with the terms of our credit facility. Our actual results, performance or achievements may differ materially from those expressed or implied in the forward-looking statements. Additional risks and uncertainties that could cause or contribute to such material differences include, but are not limited to, decreased demand for new gas turbine power plants, reduced demand for, or increased regulation of, nuclear power, loss of any of our major customers, whether pursuant to the loss of pending or future bids for either new business or an extension of existing business, termination of customer or vendor relationships, cost increases and project cost overruns, unforeseen schedule delays, poor performance by our subcontractors, cancellation of projects, competition for the sale of our products and services, including competitors being awarded business by our customers that had previously been provided by Global Power, shortages in, or increases in prices for, energy and materials such as steel that we use to manufacture our products, damage to our reputation, warranty or product liability claims, increased exposure to environmental or other liabilities, failure to comply with various laws and regulations, failure to attract and retain highly-qualified personnel, loss of customer relationships with critical personnel, effective integration of acquisitions, volatility of our stock price, deterioration or uncertainty of credit markets, changes in the economic, social and political conditions in the United States and other countries in which we operate, including fluctuations in foreign currency exchange rates, and the banking environment or monetary policy. All statements in this presentation regarding the Company’s preliminary 2017 financial estimates, including its revenue and Adjusted EBITDA, are forward-looking statements based on the Company’s initial review of the results in the first half of 2017. There is significant risk that actual results could differ significantly from the preliminary estimates contained in this presentation. Investors are cautioned not to place undue reliance on the 2017 guidance. The preliminary information should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles and is not necessarily indicative of the results to be achieved for any periods. The Company’s independent registered public accounting firm has not audited or reviewed the preliminary 2017 estimates. The Company’s 2016 Annual Report on Form 10-K (the “2016 10-K”) disclosed that its internal controls over financial reporting were not effective as of December 31, 2016, due to the material weaknesses described in the 2016 10-K, and those material weaknesses have not been remediated as of the date of this press presentation. The material weaknesses in the Company’s internal controls significantly increase the risk that the preliminary 2017 information provided herein may need to change. For additional information about the Company’s internal control over financial reporting, see the 2016 10-K. Other important factors that may cause actual results to differ materially from those expressed in the forward-looking statements are discussed in our filings with the SEC, including the section of the 2016 10-K titled “Risk Factors.” Any forward-looking statement speaks only as of the date of this press release. Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, and we caution you not to rely upon them unduly. Non-GAAP Financial Measures This presentation will discuss some non-GAAP financial measures, which Global Power believes are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The Company has provided reconciliations of comparable GAAP to non-GAAP measures in tables found in the Supplemental Information portion of this presentation.

Goal: Stability 2 Aggressive, proactive efforts to address challenges Organizational changes: Right sizing, institutional knowledge, effective leaders Cultural change: Establish core values across Global Power Safety, Integrity, Excellence, Results Growth initiatives: Expanded scope, new customers, new end markets Operational focus: Simplification, innovation, engineering, efficiency Strategic changes: Strategic alternatives for Mechanical Solutions Aggressively reduce debt

Core Values 3

Our Mission

To safely provide superior engineered products and services that exceed customer expectations, create enduring value for our shareholders and reward high-performing employees.

Our Vision

To be recognized as a premier global supplier of engineered products and services.

Our Core Values

SAFETY “Safety comes first”

INTEGRITY “Always do the right thing”

Excellence “Strive to be the best”

Results “Deliver on promises”

Experienced Leadership Supports Efforts 4 Keeping and advancing high-performing and experienced talent Corporate: Restructured executive management team - all elevated from previous positions within the Company. Co-CEOs: Tracy Pagliara (7 years) and Craig Holmes (2 years) CFO: Erin Gonzalez (5 years) General Counsel: Chip Wheelock (6 years) Mechanical Solutions: Promoted new leadership from within. President, Braden U.S.: Jeff Trost (15 years) President, Braden Europe: Thomas Breuer (13 years), Bert Nix (14 years), Electrical Solutions: Appointed experienced leaders. President: Greg Blake (4 years), Vice President, Operations: Dave Anderson (9+ years) Services: Elevated long-time leader from within Services. President: Loren Monty (12 years)

5 Strong Braden brand and European operations performance U.S. operations removed from OEM blacklists Positive feedback on progress Restructuring in 2017 to flatten organization and reduce costs Diverter damper products recognized as industry-leading Evaluating strategic alternatives Would benefit customers, employees and suppliers with increased capital Improves competitive position Includes potential sale of business Would benefit shareholders with reduced debt and improved liquidity Mechanical Solutions: Alternatives

6 Electrical Solutions moving forward Strategy to compete in mega houses uncovered process and capability needs Houston operations being improved Decision to reinstate previous leadership appears to be working Well-respected by customers Experienced in complex projects Progress is tangible Caldwell, ID and South Bend, IN operations performing well Improvements should lead to better performance in 2018 Premiere Koontz-Wagner brand well- recognized throughout the industry Electrical Solutions: Refining Focus

7 Services remains largest segment with good momentum Great Williams brand recognition and diversified service offerings Decades long relations with blue chip customer base Extended longstanding relationship with customer through GUBMK partnership (33%) 5-year contract Key role at Vogtle Units 3 & 4 Future revenues not yet known, but could be significant Recently awarded first decommissioning project Services: Building Momentum

($ in millions) 8 2016 Revenue Mechanical Solutions Down $10.6 million, of which $6.2 million was related to sale of TOG Braden Europe had record year, driven by large diverter dampers and aftermarket orders Continued impact from prior-years’ quality issues Electrical Solutions Down $7.9 million on lower control house sales due to lower available backlog 2015 revenue benefitted from $9.9 million multi-unit generator enclosures shipment Services $65.1 million decline from loss of maintenance and modification contract and related projects Nuclear facility completion accounted for approximately $66.4 million of decline 2015 revenue included $27.3 million in scheduled outage services

($ in millions) 9 2016 Gross Profit Mechanical Solutions Gross profit up $6.8 million on $10.6 million lower revenue Better project execution $4.3 million reduction in warranty expense $3.9 million reduction in liquidated damages Electrical Solutions Gross profit up $3.2 million on $17.5 million lower revenue Efficiencies gained from facility rationalization $2.5 million reduction in warranty expense Services Gross profit declined $13.6 million on $142.3 million lower revenue Loss of maintenance and modification contract in second half of 2015 Construction on nuclear facility restart completed Timing of customer’s outage service schedule 8.9%

Selling & Marketing $2.6 million decrease due to lower bad debt expense, lower commissions, and enhanced cost containment efforts General & Administrative Reduced $6.5 million in expenses primarily from staff reductions and strong cost discipline Depreciation & Amortization $1.4 million decrease related to TOG and pending Hetsco sales *Non-recurring items included in Total Operating Expenses 2015 included $47.8 million in impairment expense 2015 included $3.2 million bargain purchase gain 2016 included $8.8 million in losses associated with TOG and pending Hetsco sales 2016 included $1.9 million in net losses on sale-leasebacks 2016 restatement expenses were $6.7 million, down $7.6 million from 2015 ($ in millions) 10 2016 Operating Expenses $75.8 $65.3

($ in millions) 11 2016 Operating Loss Mechanical Solutions Operating income up $35.2 million in 2016 from higher gross profit $4.0 million decline in operating expenses $0.7 million reduction in TOG operating expenses 2015 included $24.4 million impairment expense Electrical Solutions Reduced operating loss and improved performance 2015 included $19.1 million impairment expense 2015 included $3.2 million bargain purchase gain Services Achieved break-even despite significant revenue decline Operating income was $8.3 million before the loss for then pending sale of Hetsco Operating expenses decreased by $7.5 million related to cost reduction initiatives (excluding the impact of the loss for then pending sale of Hetsco) Corporate Lower restatement expenses in 2016

12 As expected, 2016 Adjusted EBTIDA was slightly positive EBITDA adjustments relating to liquidity initiatives were as follows: Loss of sale of TOG in July 2016 of $0.5 million on $4.8 million of net proceeds Loss on the then pending Hetsco sale (January 2017) of $8.3 million Net loss of $1.9 million on sale-leasebacks of Franklin, IN, Auburn, MA and Houston, TX facilities in December 2016 on $12.2 million of net proceeds Slightly Positive Adjusted EBITDA 2016 Adjusted EBITDA is a non-GAAP measure. Global Power believes that providing non-GAAP information, such as Adjusted EBITDA, is important as that information is used as analytical indicators by Global Power's management to better understand operating performance. Global Power’s credit facility also contains ratios based on EBITDA. Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. See the attached tables for additional important disclosures regarding Global Power’s use of Adjusted EBITDA, as well as the reconciliation of GAAP net income to Adjusted EBITDA. ($ in millions)

13 EBITDA Reconciliation Global Power Equipment Group Inc. Adjusted EBITDA Reconciliation Year Ended December 31, ($ in thousands) 2016 2015 Net loss $ (43,613) $ (78,729) Add back: Depreciation and amortization expense 9,417 11,072 Loss on sale of business and net assets held for sale 8,812 - Interest expense, net 8,398 4,484 Restatement expenses 6,738 14,385 Stock-based compensation 2,434 3,744 Loss on sale-leasebacks, net 1,857 - Income tax expense (benefit) 1,702 (6,946) Facility exit costs 1,679 - Bank restructuring costs 1,320 - Severance costs 1,149 1,250 Asset disposition costs 664 - Franchise taxes 362 301 Other expense, net - 12 Impairment expense - 47,755 Bargain purchase gain - (3,168) Foreign currency gain (217) (1,014) Non-GAAP Adjusted EBITDA $ 702 $ (6,854) Non-GAAP Financial Measure: Adjusted EBITDA is defined as consolidated net income before interest expense, net, income tax expense (benefit), franchise taxes, depreciation and amortization expense, impairment expenses, bargain purchase gain, foreign currency gain, other expense, net, stock-based compensation, restatement expenses, asset disposition costs, net loss on sale-leasebacks, loss on sale of business and net assets held for sale, bank restructuring costs, facility exit costs and severance costs. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP. Nevertheless, Global Power believes that providing non-GAAP information such as Adjusted EBITDA is important for investors and other readers of Global Power's financial statements, as they are used as analytical indicators by Global Power's management to better understand operating performance. Global Power’s credit facility also contains ratios based on EBITDA. Because Adjusted EBITDA is a non-GAAP measure and is thus susceptible to varying calculations, Adjusted EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies.

Refinanced Debt & Liquidity Position 14 During 2016, long-term debt was reduced by $24.7 million to $45.3 million Current outstanding debt balance is approximately $60.9 million At September 5, 2017, cash was $29.3 million, including $14.0 million of restricted cash New Lending Agreement Date: Source: Terms June 2017 $45 million credit facility, senior secured term loan Initial interest is LIBOR +9% per year, payable in cash, plus 10% payable in-kind (“PIK”) interest Prepayment premium range: 0% - 3% January 1, 2018: Without $25 million loan payment, PIK rate increases to 15% Term end: December 16, 2021 August 2017 $10 million expansion with first-out payment Same as above Term end: September 30, 2018 A default under the current agreement would allow lenders to exercise their rights to collect then-outstanding amounts, which may include foreclosure on substantially all of the Company’s assets. This action could have a material adverse effect on the business. Please refer to the Company’s 2016 Annual Report on Form 10-K for additional risks and discussions relative to the Company’s liquidity status.

Current Liquidity Efforts 15 Improve margins and focus on project execution Review strategic alternatives for Mechanical Solutions Sell assets Manufacturing facility in Mexico Office facility in the Netherlands Lower costs Integrate information systems Flatten organization Reduce SG&A expenses Reduce restricted cash Repatriate cash from foreign subsidiaries

Preliminary 2017 Estimates 16 Preliminary first half (“1H”) 2017 revenue estimate: down ~$60 million from 1H 2016 Preliminary Mechanical Solutions revenue estimate: down ~$31.0 million from 1H 2016 Preliminary Electrical Solutions revenue estimate: down ~$15.0 million from 1H 2016 Preliminary Services revenue estimate: down ~$14.0 million from 1H 2016 $8.7 million of decline related to Hetsco sale in January 2017 2017 reporting plan: First three quarters of 2017 are expected to be filed by the end of the year Goal: 2017 Annual Report on Form 10-K filed by March 2018 deadline NOTE: Please refer to the slide titled “Forward-Looking Statements” at the front of this presentation for important factors that could cause actual results to differ from the preliminary estimates provided below.

Goals and Expectations 17 Advance strategic alternatives initiatives to generate additional liquidity Improve Electrical Solutions operations Regain customer loyalty; simplify business Continue progress with Services segment Strong pipeline of opportunities increasing scope with current customers and adding new customers Expect stronger performance in 2018 Become current in SEC filings

2016 Financial Results and Operational Update